UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2024
CLEARWATER PAPER CORPORATION
(Exact name of registrant as specified in its charter)

DE	001-34146	20-3594554
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 West Riverside,	Suite 1100	99201
Spokane,	WA
(Address of principal executive offices)		(Zip Code)
(509) 344-5900
(Registrant’s telephone number, including area code)
Not Applicable
(Former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchanged on which registered
Common Stock, par value $0.0001 per share	CLW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure
Clearwater Paper Corporation is releasing an updated investor relations presentation, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Form 8-K and accompanying exhibit shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.     Financial Statements and Exhibits

(d) Exhibit Index

Exhibit	Description
99.1	Investor Presentation, March 2024

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date : March 6, 2024
CLEARWATER PAPER CORPORATION

By:	/s/ Rebecca A. Barckley
Rebecca A. Barckley, Vice President, Corporate Controller (Principal Accounting Officer)